EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Crockett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ecology Coatings, Inc. on Amendment No. 4 Form 10-K for the year ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Amendment No. 4 Form 10-K fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc.

By:	/s/Robert G. Crockett
Robert G. Crockett
Chief Executive Officer (Authorized Officer) July 6, 2010

I, Kevin P. Stolz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ecology Coatings, Inc. on Amendment No. 4 Form 10-K for the year ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Amendment No. Form 10-K fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc.

By:	/s/Kevin P. Stolz
Kevin P. Stolz
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) July 6, 2010

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Crockett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Ecology Coatings, Inc. on Form 10-Q/A for the quarter ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc.

By:	/s/Robert G. Crockett
Robert G. Crockett
Chief Executive Officer (Authorized Officer) May 21, 2010

I, Kevin P. Stolz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Ecology Coatings, Inc. on Form 10-Q/A for the quarter ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc.

By:	/s/Kevin P. Stolz
Kevin P. Stolz
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) May 21, 2010